Exhibit 99.1

Genworth Discloses U.S. Life Insurance Companies Statutory Cash Flow Testing and Resulting Margins For 2019

RICHMOND, Va., February 27, 2020 – Genworth Financial, Inc. (NYSE: GNW) announced today its statutory capital and cash flow testing (CFT) results for its U.S. life insurance companies for the year ended December 31, 2019. Additional financial information for the year ended December 31, 2019 will be included in the various legal entity statutory annual statements and Genworth’s upcoming Annual Report on Form 10-K to be filed with the Securities and Exchange Commission. The statutory capital and CFT results include:

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The aggregated CFT results for Genworth Life Insurance Company (GLIC) resulted in a positive margin of approximately $0.8 billion, including approximately $2.3 billion of provisions for adverse deviation (PADs). The 2019 margin results declined by approximately $0.7 billion reflecting the impact from emerging incidence experience on newer long-term care insurance blocks and an unfavorable calibration to reflect recent benefit utilization experience, partially offset by an increase in benefits of future premium increases and associated benefit reductions. Under Actuarial Guideline LI (AG 51) adopted by GLIC’s regulator, the Delaware Department of Insurance, GLIC is allowed to assume future premium increases and associated benefit reductions as long as they are part of management’s plan and are reasonable based on historical evidence of approval.

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The New York Department of Financial Services (NYDFS) annually informs the industry that it does not permit in-force rate increases for long-term care insurance business to be used in CFT until such increases have been approved. However, the NYDFS has allowed Genworth Life Insurance Company of New York (GLICNY) to incorporate recently filed in-force rate actions in its CFT prior to approval in the past. After discussions with the NYDFS and through the exercise of professional actuarial judgment, GLICNY incorporated in its 2019 CFT results recently filed in-force rate actions for newer long-term care insurance products to offset emerging experience for those products. As a result, GLICNY’s 2019 CFT would have produced a very modest positive margin with no incremental CFT reserves beyond those held as of December 31, 2018. However, given the decrease in Treasury rates across all maturities from December 31, 2019 through February 13, 2020, the date the actuarial opinion was signed, additional CFT reserves of $16 million were subsequently recorded. The overall CFT results included approximately $1.4 billion of predominately NYDFS required PADs. The company action level risk-based capital (RBC) ratio for GLICNY is 291 percent as of year-end 2019. The year-end 2019 GLICNY results do not include any capital contribution contemplated as part of the pending transaction with Oceanwide, as these discussions are continuing.

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Stand-alone testing (Actuarial Guideline XXXVIII (AG 38) Section 8D) of universal life insurance products with secondary guarantees resulted in a $55 million increase in statutory reserves in the fourth quarter of 2019 primarily for Genworth Life and Annuity Insurance Company (GLAIC). This was primarily driven by refinements to the calculation for prescribed ultimate lapses, expenses and assets, partially offset by the increase in the reinvestment rate, which is set from June 30, 2018 to June 30, 2019. As of year-end 2019, the company action level RBC ratio for GLAIC is 438 percent.

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The consolidated U.S. life insurance company action level RBC ratio of GLIC is 213 percent as of year-end 2019. This compares to 199 percent as of year-end 2018 with the improvement driven by strong in-force rate action performance in long-term care insurance, favorable market impacts in annuities and the consolidation and restructuring of three existing captive reinsurance entities.

About Genworth Financial

Genworth Financial, Inc. (NYSE: GNW) is a Fortune 500 insurance holding company committed to helping families achieve the dream of homeownership and address the financial challenges of aging through its leadership positions in mortgage insurance and long-term care insurance. Headquartered in Richmond, Virginia, Genworth traces its roots back to 1871 and became a public company in 2004. For more information, visit genworth.com.

From time to time, Genworth releases important information via postings on its corporate website. Accordingly, investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information is found under the “Investors” section of genworth.com. From time to time, Genworth’s publicly traded subsidiary, Genworth Mortgage Insurance Australia Limited, separately releases financial and other information about its operations. This information can be found at http://www.genworth.com.au.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the company’s future business and financial performance. Examples of forward-looking statements include statements the company makes relating to the transactions with China Oceanwide Holdings Group Co., Ltd. (together with its affiliates, Oceanwide), the company’s discussions with regulators in connection therewith and any capital contribution resulting therefrom. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements due to global political, economic, business, competitive, market, regulatory and other factors and risks, including, but not limited to, the following:

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risks related to the proposed transaction with Oceanwide including: the company’s inability to complete the transaction with Oceanwide in a timely manner or at all; the parties’ inability to obtain regulatory re-approvals, clearances or extensions, or the possibility that such regulatory re-approvals or clearances may further delay the transaction with Oceanwide or will not be received prior to March 31, 2020 (and either or both of the parties may not be willing to further waive their end date termination rights beyond March 31, 2020) or that materially burdensome or adverse regulatory conditions may be imposed or undesirable measures may be required in connection with any such regulatory re-approvals, clearances or extensions (including those conditions or measures that either or both of the parties may be unwilling to accept or undertake, as applicable) or that with continuing delays, circumstances may arise that make one or both parties unwilling to proceed with the transaction with Oceanwide or unable to comply with the conditions to existing regulatory approvals or one or both of the parties may be unwilling to accept any new condition under a regulatory re-approval; the risk that the parties will not be able to obtain other regulatory approvals, re-approvals, clearances or extensions, including in connection with a potential alternative funding structure or the current geo-political environment, or that one or more regulators may rescind or fail to extend existing approvals, or that the revocation by one regulator of approvals will lead to the revocation of approvals by other regulators; the parties’ inability to obtain any necessary regulatory approvals, clearances or extensions for the post-closing capital plan; the risk that a condition to the closing of the transaction with Oceanwide may not be satisfied or that a condition to closing that is currently satisfied may not remain satisfied due to the delay in closing the transaction with Oceanwide; existing and potential legal proceedings may be instituted against the company in connection with the transaction that may delay the transaction, make it more costly or ultimately preclude it; the risk that the proposed transactions disrupt the company’s current plans and operations as a result of the announcement and consummation of the transactions; certain restrictions during the pendency of the transactions that may impact the company’s ability to pursue certain business opportunities or strategic transactions; continued availability of capital and financing to the company before, or in the absence of, the consummation of the transactions; further rating agency actions and downgrades in the company’s debt or financial strength ratings; changes in applicable laws or regulations; the company’s ability to recognize the anticipated benefits of the transaction with Oceanwide; the amount of the costs, fees, expenses and other charges related to the transactions, including costs and expenses related to conditions imposed in connection with regulatory approvals, re-approvals or clearances, which may be material; the risks associated with diverting management’s attention from the company’s ongoing business operations; the company’s ability to attract, recruit, retain and motivate current and prospective employees may be adversely affected; and disruptions and uncertainty relating to the transaction, whether or not it is completed, may harm the company’s relationships with its employees, customers, distributors, vendors or other business partners, and may result in a negative impact on the company’s business;

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strategic risks in the event the proposed transaction with Oceanwide is not consummated including: the company’s inability to successfully execute alternative strategic plans to effectively address its current business challenges (including with respect to stabilizing its U.S. life insurance businesses, debt obligations, cost savings, ratings and capital); the company’s inability to attract buyers for any businesses or other assets it may seek to sell, or securities it may seek to issue, in each case, in a timely manner and on anticipated terms; failure to obtain any required regulatory, stockholder and/or noteholder approvals or consents for such alternative strategic plans, or the company’s challenges changing or being more costly or difficult to successfully address than currently anticipated or the benefits achieved being less than anticipated; the risks associated with the potential impact on liquidity of pending litigation; inability to achieve anticipated cost-savings in a timely manner; adverse tax or accounting charges; and the company’s inability to increase the capital needed in its mortgage insurance businesses in a timely manner and on anticipated terms, including through business performance, reinsurance or similar transactions, asset sales, securities offerings or otherwise, in each case as and when required;

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risks relating to estimates, assumptions and valuations including: inadequate reserves and the need to increase reserves (including as a result of any changes the company may make in the future to its assumptions, methodologies or otherwise in connection with periodic or other reviews); risks related to the impact of the company’s annual review of assumptions and methodologies related to its annual long term care insurance claim reserves and margin reviews, including risks that additional information obtained in the future or other changes to assumptions or methodologies materially affect margins; inaccurate models; deviations from the company’s estimates and actuarial assumptions or other reasons in its long term care insurance, life insurance and/or annuity businesses; accelerated amortization of deferred acquisition costs (DAC) and present value of future profits (PVFP) (including as a result of any future changes it may make to its assumptions, methodologies or otherwise in connection with periodic or other reviews); adverse impact on the company’s financial results as a result of projected profits followed by projected losses (as is currently the case with its long term care insurance business); adverse impact on the company’s results of operations, including the outcome of future annual reviews of the premium earnings pattern for its mortgage insurance businesses; and changes in valuation of fixed maturity and equity securities;

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risks relating to economic, market and political conditions including: downturns and volatility in global economies and equity and credit markets; interest rates and changes in rates have adversely impacted, and may continue to materially adversely impact, the company’s business and profitability; deterioration in economic conditions or a decline in home prices that adversely affect the company’s loss experience in mortgage insurance; political and economic instability or changes in government policies; and fluctuations in foreign currency exchange rates and international securities markets;

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regulatory and legal risks including: extensive regulation of the company’s businesses and changes in applicable laws and regulations (including changes to tax laws and regulations); litigation and regulatory investigations or other actions; dependence on dividends and other distributions from the company’s subsidiaries (particularly its mortgage insurance subsidiaries) and the inability of any subsidiaries to pay dividends or make other distributions to the company, including as a result of the performance of its subsidiaries and insurance, regulatory or corporate law restrictions; adverse change in regulatory requirements, including risk-based capital; changes in regulations adversely affecting the company’s Australian mortgage insurance business; inability to continue to maintain the private mortgage insurer eligibility requirements (PMIERs); inability of the company’s U.S. mortgage insurance subsidiaries to meet minimum statutory capital requirements; the influence of Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and a small number of large mortgage lenders on the U.S. mortgage insurance market and adverse changes to the role or structure of Fannie Mae and Freddie Mac; adverse changes in regulations affecting the company’s mortgage insurance businesses; inability to continue to implement actions to mitigate the impact of statutory reserve requirements; impact of additional regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in tax laws; and changes in accounting and reporting standards;

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liquidity, financial strength ratings, credit and counterparty risks including: insufficient internal sources to meet liquidity needs and limited or no access to capital (including the ability to obtain further financing under an additional secured term loan or credit facility); continued availability of capital and financing; future adverse rating agency actions, including with respect to rating downgrades or potential downgrades or being put on review for potential downgrade, all of which could have adverse implications for the company, including with respect to key business relationships, product offerings, business results of operations, financial condition and capital needs, strategic plans, collateral obligations and availability and terms of hedging, reinsurance and borrowings; defaults by counterparties to reinsurance arrangements or derivative instruments; defaults or other events impacting the value of the company’s fixed maturity securities portfolio; and defaults on the company’s commercial mortgage loans or the mortgage loans underlying its investments in commercial mortgage-backed securities and volatility in performance;

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operational risks including: inability to retain, attract and motivate qualified employees or senior management; ineffective or inadequate risk management in identifying, controlling or mitigating risks; reliance on, and loss of, key customer or distribution relationships; competition, including in the company’s mortgage insurance businesses from government and government-owned and government-sponsored enterprises (GSEs) offering mortgage insurance; the design and effectiveness of the company’s disclosure controls and procedures and internal control over financial reporting may not prevent all errors, misstatements or misrepresentations; and failure or any compromise of the security of the company’s computer systems, disaster recovery systems and business continuity plans and failures to safeguard, or breaches of, its confidential information;

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insurance and product-related risks including: the company’s inability to increase premiums and associated benefit reductions sufficiently, and in a timely manner, on in force long term care insurance policies, and charge higher premiums on policies, in each case, as currently anticipated and as may be required from time to time in the future (including as a result of the company’s failure to obtain any necessary regulatory approvals or unwillingness or inability of policyholders to pay increased premiums and/or accept reduced benefits), including to offset any impact on the company’s long term care insurance margins; availability, affordability and adequacy of reinsurance to protect the company against losses; inability to realize anticipated benefits of the company’s rescissions, curtailments, loan modifications or other similar programs in its mortgage insurance businesses; premiums for the significant portion of the company’s mortgage insurance risk in force with high loan-to-value ratios may not be sufficient to compensate the company for the greater risks associated with those policies; decreases in the volume of high loan-to-value mortgage originations or increases in mortgage insurance cancellations; increases in the use of alternatives to private mortgage insurance and reductions in the level of coverage selected; potential liabilities in connection with the company’s U.S. contract underwriting services; and medical advances, such as genetic research and diagnostic imaging, and related legislation that impact policyholder behavior in ways adverse to the company;

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other risks including: impairments of or valuation allowances against the company’s deferred tax assets and the occurrence of natural or man-made disasters or a pandemic could materially adversely affect the company’s financial condition and results of operations.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Contact Information:

Investors:	Tim Owens, 804 922.5765
investorinfo@genworth.com

Media:	Julie Westermann, 804 662.2423
julie.westermann@genworth.com